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                          AETNA MARATHON APPLICATION FORM                                Aetna Life Insurance and Annuity Company
                          GROUP VARIABLE                                                 Home Office:  151 Farmington Avenue
                          ANNUITY CONTRACT                                               Hartford, Connecticut  06156-8022
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                          1.    Name of Contract Holder
CONTRACT
HOLDER                    ----------------------------------------------------------------------------------------------------------
INFORMATION               2.    Address

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                                City                               State                                 ZIP Code

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                          3.    Tax Identification No.

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                          4.    Contract Effective Date

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                          5.    Type of Contract: |_|  Flexible Premium (Non-Qualified)   |_|  IRA Rollover (Section 408)

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                          6.    Will this contract change or replace any existing life insurance or annuity contract?
                                |_|  Yes    |_|  No
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                          If yes, please provide carrier name, account number,
                          and date to be canceled.

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                          7.    Special Requests

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                          I understand that amounts withdrawn from a Marathon Account Guaranteed Term may be subject to a market value adjustment prior to the maturity date of that Term as specified in the contract. I further understand that Annuity payments and account values (if any), when based on the investment experience of a separate account, are variable and not guaranteed as to fixed dollar amount.

                          I acknowledge receipt of the current prospectus for the Aetna Marathon Variable Annuity Contract dated:
                          __________ and all current prospectuses pertaining to all of the investment options under the contract.
                          (|_| Check here to receive a Statement of Additional Information for the Aetna Marathon Variable Annuity
                          Contract.)

                          Dated at _________________________________ this __________________ day of _______________ 19____.
                                               City and State

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                                          Witness                                              Contract Holder

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                          Corrections and amendments (Home Office Use Only). Errors and omissions may be corrected by the Company but no change in plan, classification, amount, or extra benefits shall be made without written consent of the Contract Holder. (N/A in W.VA)

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AGENT'S                   Do you have any reason to believe any existing life insurance or annuity contracts will be modified or
NOTE                      replaced if this contract is issued?     |_|  Yes     |_|  No


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                                                                       Signature of Agent

                                                             Home Office Use:  Accepted
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300-MAR-IB